AAM Select Income Fund
Class A Shares (CPUAX)
Class C Shares (CPUCX)
Class I Shares (CPUIX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated November 14, 2016, to the
Summary Prospectus dated November 1, 2016.

Effective immediately, the “Fees and Expenses of the Fund” section in the Summary Prospectus is deleted and replaced with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “YOUR ACCOUNT WITH THE FUNDS - Purchase of Shares – AAM Select Income Fund - Class A Shares” on page 35 of this Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%[1]	1.00%[1]	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%	0.50%	0.50%
Distribution and service (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses	0.95%	0.95%	0.95%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses[2]	1.71%	2.46%	1.46%
Fees waived and/or expenses reimbursed[3]	(0.71%)	(0.71%)	(0.71%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]	1.00%	1.75%	0.75%

1.
For Class A Shares, no sales charge applies on investments of $1 million or more, but a CDSC of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.

2.
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.99%, 1.74% and 0.74% of the average daily net assets of the Class A, Class C and Class I Shares of the Fund, respectively. This agreement is in effect until October 31, 2017, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request.

Please retain this Supplement with your records.